UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934T

Date of Report (date of earliest event reported):
January 26, 2005

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
PRESS RELEASE DATED JANUARY 26, 2005

Item 2.02 Results of Operations and Financial Condition

On January 26, 2005, Airgas, Inc. (the “Company”) reported its earnings for its third quarter and nine months ended December 31, 2004, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles (GAAP). After-Tax Cash Flow is a non-GAAP measure that provides investors meaningful insight into the Company’s ability to generate cash from operations to support working capital requirements, capital expenditures and financial obligations. Free Cash Flow is a non-GAAP measure that provides investors meaningful insight into the Company’s ability to generate cash from operations, which can be used at management’s discretion for acquisitions, the prepayment of debt or to support other investing and financing activities. The Company uses the non-GAAP measure Adjusted Debt to provide investors with a more accurate and meaningful measure of the change in the Company’s obligation to repay debt by adjusting for the non-recourse debt of the National Welders joint venture, non-cash interest rate hedging and funds received or repaid under the trade receivables securitization program.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)	Exhibits.

99.1 — Press Release dated January 26, 2005

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.		AIRGAS EAST, INC.
(Registrant)		AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
BY:	/s/ Robert M. McLaughlin	AIRGAS SOUTH, INC.
	Robert M. McLaughlin	AIRGAS GULF STATES, INC.
	Vice President & Controller	AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC. AIRGAS SOUTHWEST, INC. AIRGAS WEST, INC. AIRGAS SAFETY, INC. RUTLAND TOOL & SUPPLY CO., INC. AIRGAS CARBONIC, INC. AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

	BY:	/s/ Robert M. McLaughlin
Robert M. McLaughlin Vice President

ATNL, INC.

(Co-Registrant)

	BY:	/s/ Melanie Andrews
Melanie Andrews President
DATED: January 27, 2005